FINANCIAL INFORMATION REPORT
	Horsehead Holding Corp. and Subsidiaries				EXHIBIT 99.1
CONSOLIDATING BALANCE SHEETS
February 1, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)
		Horsehead
ASSETS	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$96	$1,043	$1,320	$270	$—	$2,729
Accounts receivable, net of allowance	856	16,314	15,163	6,026	(356)	38,003
Inventories, net	—	21,508	11,610	6,105	—	39,223
Prepaid expenses and other current assets	3,669	13,382	1,215	216	(6,973)	11,509
Deferred income taxes	—	5,223	24	301	—	5,548

Total current assets	4,621	57,470	29,332	12,918	(7,329)	97,012
Property, plant and equip, net	—	722,172	24,724	31,422	—	778,318
Other assets
Intangible assets	—	7,756	85	1,548	—	9,389
Restricted cash	—	7,939	—	—	—	7,939
Deferred income taxes	—	—	—	—	52,583	52,583
Investment in and advances to subs	742,297	(684,846)	17,387	5,494	(80,332)	—
Deposits and other	14,898	625	195	671	(14,897)	1,492

Total other assets	757,195	(668,526)	17,667	7,713	(42,646)	71,403
Total assets	$761,816	$111,116	$71,723	$52,053	$(49,975)	$946,733

LIABILITIES AND		Horsehead
STOCKHOLDERS' EQUITY	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current maturities of long-term debt	$345,000	$64,545	$16,922	$—	$(15,013)	$411,454
Accounts payable	91	59,617	8,020	5,201	(262)	72,667
Accrued expenses	6,490	(29,097)	2,165	3,049	49,606	32,213

Total current liabilities	351,581	95,065	27,107	8,250	34,331	516,334

Long-term debt, less current	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,991	27	1,832	—	15,850
Deferred income taxes	—	(7,196)	1,870	9,302	(3,976)	—
Commitments and contingencies

Stockholders' equity
Common Stock	602	—	—	—	—	602
Preferred stock	—	—	—	—	—	—
Additional paid-in capital	393,363	12,572	—	29,081	(41,653)	393,363
Retained earnings	16,270	(7,155)	42,719	(6,412)	(28,677)	16,745

Total stockholders' equity before noncontrolling interest	410,235	5,417	42,719	22,669	(70,330)	410,710
Noncontrolling interest	—	3,839	—	—	—	3,839
Total stockholders' equity	410,235	9,256	42,719	22,669	(70,330)	414,549
Total liabilities and SE	$761,816	$111,116	$71,723	$52,053	$(49,975)	$946,733
NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the 32 days ended February 1, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$10,622	$—	$9,586	$102	$20,310
Restructuring charges - hedges	—	(1,234)	—	(155)	—	(1,389)
Net sales of nickel based material and other services	—	—	2,842	—	—	2,842
EAF dust service fees	—	3,272	—	—	(106)	3,166

Net sales	—	12,660	2,842	9,431	(4)	24,929

Cost of sales of zinc material and other goods	—	20,524	—	8,945	102	29,571
Cost of sales of nickel based material and other services	—	—	2,077	—	(106)	1,971
Restructuring charges - hedges	—	—	(64)	—	—	(64)
Cost of EAF dust services	—	2,184	—	—	—	2,184

Cost of sales (excluding deprec and amortiz)	—	22,708	2,013	8,945	(4)	33,662
Depreciation and amortization	—	3,741	251	187	—	4,179
Restructuring charges - SG&A	2,261	—	—	55	—	2,316
Selling, general and administrative expenses	161	1,379	221	155	—	1,916
Total costs and expenses	2,422	27,828	2,485	9,342	(4)	42,073

Income from operations	(2,422)	(15,168)	357	89	—	(17,144)

Equity in income of subsidiary, net of taxes	(10,196)	—	—	—	10,196	—

Other income (expense)
Interest expense	(3,005)	(477)	(36)	(94)	94	(3,518)
Restructuring charges - interest expense	—	(5,057)	—	(1,100)	—	(6,157)
Interest and other income	93	—	—	—	(94)	(1)
Restructuring charges - other (expense)	—	(843)	—	—	—	(843)
Other income (expense)	—	2,998	(8)	(16)	—	2,974

Total other income (expense)	(2,912)	(3,379)	(44)	(1,210)	—	(7,545)
Income before income taxes	(15,530)	(18,547)	313	(1,121)	10,196	(24,689)
Income tax provision	—	(8,987)	123	(295)	—	(9,159)

NET INCOME(LOSS)	$(15,530)	$(9,560)	$190	$(826)	$10,196	$(15,530)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

NON-FINANCIAL OPERATING METRICS REPORT
			32 days ended
Shipments			1-Feb-16
Zinc finished product - tons (Z + HH combined)(excludes WOX/Calcine)			9,822
Finished Products Zinc-Contained tons (Z + HH combined) (excludes WOX/Calcine)			8,671
WOX/Calcine shipments combined - tons			10,808
Total Zinc-Contained tons (Finished Prod from Z + HH + calcine/WOX)			15,445
Zinc finished product - tons (HH) (excludes WOX/Calcine)			4,069
Total Zinc Product Zinc - Contained tons (HH) (includes WOX/Calcine)			10,843
EAF dust receipts - tons (HH)			41,269
Nickel remelt alloy shipments - tons (I)			2,204

Net sales realization
Zinc finished products - per lb (Z + HH combined)			$0.80
Zinc finished products - per lb zinc-contained (Z + HH combined)			$0.90
Zinc finished products premium - per lb zinc-contained (Z + HH combined)			$0.22
Zinc Product Shipments - per lb zinc-contained (HH)			$0.47
LME average zinc price - per lb			$0.69
LME average nickel price - per lb			$3.85

Production
Zinc metal production tons (Mooresboro)			2,786
Mooresboro conversion costs (per lb)			$1.42

Financial (in 000's)			UNAUDITED
Net Zinc metal sales excl intercompany (HH) (excludes brokered)			$5,093
Brokered metal sales			$1,125
EAFD collection revenue			$3,272
EAFD collection costs			$2,184
Zochem adjusted EBITDA (but no detail on adjustments)			$487
INMETCO adjusted EBITDA (but no detail on adjustments)			$544

Segment data (3 segments + Corp, elim, other) (in 000's)
UNAUDITED
				Corp, Elims
	Horsehead	Zochem	INMETCO	& Other	Consolidated
Revenue	$12,660	$9,431	$2,842	$(4)	$24,929
Depr & Amort	3,741	187	251	—	4,179
COGS	22,708	8,945	2,013	(4)	33,662
SG&A	1,379	210	221	2,422	4,232
Interest expense	5,534	1,194	36	2,911	9,675
(Loss) income before income taxes	$(18,547)	$(1,121)	$313	$(5,334)	$(24,689)

Revenue excl. unrealized non-cash hedge adj and interco sales	$12,646	$9,432	$2,842	$—	$24,920
Unrealized non-cash hedge adj (expense) income	$10	$(1)	$—	$—	$9
Capital expenditures	$1,430	$165	$261	$—	$1,856

COMPLIANCE CERTIFICATE
For the Period From January 1, 2016 to February 1, 2016 ("Test Period")
The undersigned hereby certifies that he/she is the Vice President & Chief Financial Officer of Horsehead Corporation, company organized under the laws of the State of Delaware (“Horsehead”), the Vice President & Chief Financial Officer of The International Metals Reclamation Company, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), the Vice President & Chief Financial Officer of Horsehead Metal Products, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), the Vice President & Chief Financial Officer of Zochem Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and the Vice President & Chief Financial Officer of Horsehead Holding Corp., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), and that as such he/she is authorized to execute this certificate on behalf of each Borrower. With reference to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement dated as of February 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the guarantors party thereto from time to time Cantor Fitzgerald Securities, as Administrative Agent and the lenders party thereto from time to time, the Borrowers represent and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):
The representations and warranties of the Borrowers contained in Article IV of the Credit Agreement and in the Loan Documents are true and correct in all material respects at and as of the time of delivery hereof as if made on and as of the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date;
No Default or Event of Default has occurred and is continuing.
Attached hereto as Schedule A is a detailed spreadsheet reflecting the calculations and computations necessary to determine whether INMETCO and Zochem are each in compliance with their respective Minimum EBITDA-R requirements, as reflected in this certificate; NOT APPLICABLE FOR THIS TEST PERIOD
There has been no change in the application of GAAP to the financial statements being delivered in connection with this Compliance Certificate since the Effective Date.
As of the last day of the Test Period the following statements, amounts, and calculations were true and correct:

Section 6.21(b)(i) - Minimum EBITDA-R for INMETCO.
NOT APPLICABLE FOR THIS TEST PERIOD

(A) Adjusted EBITDA =
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income. =
(i) Net Income
(ii) Interest Expense
(iii) provision for income taxes
(iv) depreciation, amortization
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries

(vii) the charges, fees, costs and expenses in connection with, and a pro forma adjustment for actual lost revenues resulting from, a single furnace shutdown during the life of the Facility; provided that, the aggregate amount added pursuant to this clause (vii) shall not exceed $2,000,000 during the life of the Facility

(viii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of INMETCO been met?    YES    NO

Section 6.21(b)(ii) - Minimum EBITDA-R for ZOCHEM
NOT APPLICABLE FOR THIS TEST PERIOD

(A) Adjusted EBITDA =
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income.	$
(i) Net Income	$
(ii) Interest Expense	$
(iii) provision for income taxes	$
(iv) depreciation, amortization	$
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries
$
(vii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$
(viii) any costs or expenses incurred in connection with the funding of the Canadian Pension Plans	$

[Signature Page Follows.]

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate, in my capacity as a Responsible Officer of the Borrowers and not individually, as of February 25, 2016.

HORSEHEAD CORPORATION

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

HORSEHEAD METAL PRODUCTS, LLC

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

ZOCHEM INC.

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

HORSEHEAD HOLDING CORP.

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer